Exhibit 10.17
AGREEMENT
     AGREEMENT (this “Agreement”) dated as of June 15, 2007, by and between Theodore S. Green (“Green”) and Malcolm Bird (“Bird”).
     WHEREAS, Green and Bird are founders of TM Entertainment and Media, Inc. (the “Corporation”);
     WHEREAS, in connection with the initial public offering of securities of the Corporation, the Corporation will sell to Green and Bird and others an aggregate of 2,100,000 warrants to purchase common stock of the Corporation (the “Warrants”); and
     WHEREAS, Green is only willing to purchase the Warrants upon the commitment of Bird as provided herein.
     NOW, THEREFORE, in consideration of the provisions of this Agreement, the parties agree as follows:
     1. Subject to the terms and conditions herein, Green hereby agrees to purchase 1,800,000 Warrants and Bird agrees to purchase 250,000 Warrants.
     2. Pursuant to Article “SEVENTH”, subsection (C) of the Amended and Restated Certificate of Incorporation of the Corporation (the “Charter”), in the event that the Corporation does not consummate a Business Combination by the Termination Date (each as defined in the Charter) the officers of the Corporation are required to dissolve and liquidate the Corporation as soon as reasonably practicable. In the event that the officers of the Corporation do take such action to dissolve and liquidate the Corporation, Bird hereby agrees that he shall pay to Green the sum of $300,000 (the “Sum”), payable in 12 equal quarterly installments of $25,000, beginning on the earlier of (i) twenty-four months from the effective date of the Corporation’s registration statement in connection with its initial public offering or (ii) the earlier dissolution or liquidation of the Corporation, and continuing thereafter every three months until paid in full. If Bird does not pay each such quarterly installment within sixty (60) days of the corresponding due date, Bird agrees that the outstanding amount of the Sum shall bear interest at an annual rate equal to the Wall Street Journal Prime Rate then in effect.
[Signature Page to Follow]

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first set forth above.

MALCOLM BIRD

THEODORE S. GREEN

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